SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of Earliest Event Reported): February 14, 2001


                          ANTHRACITE CAPITAL, INC.
             (Exact name of Registrant as Specified in Charter)




          Maryland                   001-13937               13-397-8906
----------------------------  --------------------   ------------------------
(State or Other Jurisdiction        (Commission           (IRS Employer
of Incorporation)                   File Number)          Identification No.)




      345 Park Avenue, New York, NY                      10154
-----------------------------------------     ------------------------------
(Address of Principal Executive Offices)               (Zip Code)


     Registrant's telephone number, including area code: (212) 409-3333


                                    N/A
-----------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)


ITEM 5.  OTHER EVENTS

         On February 12, 2001, Anthracite Capital, Inc. (the "Company") issued a press release reporting net income for the year ended December 31, 2000. The related press release is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

(c)   Exhibits.

      99.1  Press Release issued by the Company, dated February 12, 2001.


                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ANTHRACITE CAPITAL, INC.


                                  By:   /s/ Richard M. Shea
                                        -----------------------------------
                                        Name:   Richard M. Shea
                                        Title:  Chief Operating Officer
                                                and Chief Financial Officer

Dated:  February 14, 2001




                               EXHIBIT INDEX


       Designation                      Description


           99.1        Press Release issued by the Company, dated
                       February 12, 2001.




                                                           Exhibit 99.1